UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022

American Metals Recovery and Recycling Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56318	27-2262066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

American Metals Recovery and Recycling Inc.

4301 West Bank Dr. Suite 110B

Austin, Texas 78746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 365-0620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	AMRR	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 is an amendment to Item 2.01 of the Current Report on Form 8-K of American Metals Recovery and Recycling Inc. (the “Company”) filed on September 7, 2022 (the “Original Form 8-K”). Following the initial filing of the Original Form 8-K, the Company discovered that an incorrect entity was named in connection with the Trademark Agreement (as defined below). The Company is amending the Original Form 8-K by correcting the name of the entity to 18920 NW 11th LLC, as set forth below.

No other changes have been made to the Original Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective August 31, 2022, American Metals Recovery and Recycling Inc. (the “Company”) entered into and closed an Asset Purchase Agreement (the “Agreement”) with Multiband Global Resources, LLC, a Delaware limited liability company, pursuant to which the Company acquired substantially all of the Multiband Global Resources LLC assets in exchange for one million (1,000,000) shares of Series A Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series A Preferred Stock”) issued to the Frinzi Family Trust as the recipient designated by Multiband Global Resources, LLC. The acquired assets included one million dollars ($1,000,000) cash, certain Frontier E-Waste Recycling Contact, office lease and office equipment. One of the closing conditions was the execution of a certain trademark acquisition agreement by and between the Company and Goodman Networks Inc a Texas Corporation or its assignees (the “Trademark Agreement”), assigning tradenames of “Multiband” and “Multiband Global” to the Company. The Trademark Agreement was executed on August 16, 2022 between the Company and 18920 NW 11th LLC., a Florida limited liability company which is Goodman Networks Inc.’s assignee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2022	American Metals Recovery and Recycling Inc.

	By:	/s/ James Frinzi
	Name:	James Frinzi
	Title:	Chief Executive Officer